UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  FEBRUARY 7, 2006
                                                    --------------------

                                HEMOBIOTECH, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             000-51334                                    33-0995817
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     (Commission File Number)                  (IRS Employer Identification No.)

  14221 DALLAS PARKWAY, SUITE 1500
           DALLAS, TEXAS                                               75254
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (214) 540-8411
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

      On February 7, 2006, Hemobiotech, Inc., a Delaware corporation (the "Company"), issued a press release announcing that three publicly traded closed end funds advised by RENN Capital Group, Inc. have exercised Class A warrants to purchase an aggregate of 1,764,720 shares of the Company's common stock at an exercise price of $1.06 per share. As a result of such exercise, the Company has received aggregate consideration of $1,870,603, which it intends to use for working capital and general corporate purposes. The Class A warrants were received by such funds in the Company's October 2004 private placement. The Company filed a registration statement with the Securities and Exchange
Commission covering the resale of such shares of common stock, which was declared effective by the SEC on May 13, 2005.

      A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this
Item 8.01.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

EXHIBIT NO.    DESCRIPTION
-----------    -----------
99.1           Press Release of Hemobiotech, Inc., dated February 7, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2006             HEMOBIOTECH, INC.


                                    By: /s/ Mark Rosenblum
                                    -------------------------------------
                                    Mark Rosenblum
                                    Chief Financial Officer and Secretary

                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press Release of Hemobiotech, Inc., dated
               February 7, 2006.